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                                                               Filed pursuant to
                                                                  Rule 424(b)(3)
                                                          Registration Statement
                                                                   No: 333-35644



Prospectus Supplement No. 2, dated November 14, 2001
(To Prospectus dated July 12, 2001, and supplemented by Prospectus Supplement No. 1 dated August 14, 2001)


                              OPTICON MEDICAL, INC.

                                  Common Stock
                               ($.0001 par value)


     On November 14, 2001, Opticon Medical, Inc. filed with the Securities and Exchange Commission the attached quarterly report on Form 10-QSB for the period ending September 30, 2001.